EXHIBIT 10.3(b)

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

                                  RENTECH, INC.

                    OPTION TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                                  RENTECH, INC.

         FOR VALUE RECEIVED, ANSCHUTZ INVESTMENT COMPANY ("Optionee"), is entitled to purchase, subject to the provisions of this Option, from RENTECH, INC., a Colorado corporation ("Company"), at any time not later than 5.00 P.M., Denver time, on December 31, 2004 (the "Expiration Date"), 1,000,000 shares of common stock, having $.01 par value per share, of the Company ("Common Stock") at an exercise price, subject to adjustment as set forth below, of $5.00 per share. The number of shares of Common Stock to be received upon the exercise of this Option and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth.

         1.       OPTION PRICE; FAIR MARKET VALUE.

         (a) The option price is $5.00 for each share of Common Stock., as the same may be adjusted from time to time in accordance with Section 4 hereof; provided, however, that the maximum aggregate option price for all shares of Common Stock issuable upon the exercise of this Option (or the aggregate of all Options resulting from the subdivision of this Option) shall not exceed $5,000,000.00.

         (b) For purposes of this Option, but only if and to the extent applicable, the fair market value of such Common Stock (the "Fair Market Value") shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, then the Fair Market Value shall be the last reported sale price of the Common Stock on the composite tape of such exchange, or, if no such sale is made on any trading day, the average closing bid and asked prices for such day on the composite tape of such exchange; or (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges, the Fair Market Value shall be the average of the last reported bid and asked prices reported by the National Association of Securities Dealers Quotation System (or if not quoted on NASDAQ, by the National Quotation Bureau, Inc. or other reporting medium, including the Over the Counter Bulletin Board); or (iii) otherwise the Fair Market Value shall be an amount not less than book value determined in such reasonable manner as may be prescribed by the Board of Directors of the Company (the "Board"). If an Optionee disagrees with the Fair Market Value as determined by the Board

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pursuant to clause (iii) of the preceding sentence, such Optionee may provide written notice of such disagreement to the Company that states in reasonable detail the basis of the disagreement and such Optionee's determination of the Fair Market Value (a "Dispute Notice"). The Board and the Optionee shall attempt to resolve the disagreement as to the Fair Market Value within ten days after the Dispute Notice is given to the Company, and if they are unable to do so within such time period, the Board and/or the Optionee may submit the dispute to a "big five" independent accounting firm (that directly represents neither the Company nor the Optionee and the selection of which shall be mutually agreed upon) (the "Accountant") in Denver, Colorado. The determination of the Accountant as to the Fair Market Value shall be conclusive and binding upon the Optionee and the Company. The Company and the Optionee shall bear equally the fees and expenses of the Accountant unless the determination of the Accountant results in a net increase of the Fair Market Value of more than five percent over the amount determined by the Board, in which case the Company shall be solely responsible for the payment of such fees and expenses.

         2. OPTION PERIOD. This Option may be exercised not later than 5:00 P.M., Denver time, on December 31, 2004. The Option granted shall be void if not exercised during the option period.

         3. EXERCISE OF OPTION. Unless the Option is terminated as provided pursuant to this Option, an Optionee may exercise this option for up to, but not in excess of, the amounts of shares subject to the Option. The Option may be exercised, in whole or in part, and at any time and from time to time within its term.

         (a) METHOD OF EXERCISE. This Option shall be exercisable by a written notice delivered to the Company (the "Notice of Exercise") which shall:

                  (i) State the election to exercise the Option, the number of shares of Common Stock in respect of which it is being exercised (which must be in multiples of one hundred shares), and the entity in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, with that entity's address and taxpayer identification number; and

                  (ii) Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any entity or entities other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such entity or entities to exercise the Option.

         (b) PAYMENT OF OPTION PRICE. Payment of the option price for any shares of Common Stock with respect to which the Option is being exercised shall be by wire transfer, cash, certified check or other means acceptable to the Company, and shall be delivered with the Notice of Exercise. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the entity or entities indicated in the notice of exercise in accordance with Section 3(a)(i).

         (c) RESTRICTIONS ON EXERCISE. As a condition to exercise of this Option, the Company may require the person or entity exercising this Option to make any representation and warranty as may be required by any applicable law or regulation.

         4. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In order to prevent dilution of the rights granted under this Option, the option price and the number of shares purchasable hereunder shall be subject to adjustment from time to time as follows:

         (a) ADJUSTMENT OF NUMBER OF SHARES OF COMMON STOCK UPON ISSUANCE OF COMMON STOCK OR COMMON STOCK EQUIVALENTS. If and whenever the Company issues or sells, or in accordance with paragraph (b) is deemed to have issued or sold, any Common Stock for a consideration per share less than the Fair Market Value per share at the time of such issue or sale (not including the issuance of the Permitted Stock (as defined below)) then forthwith upon such issue or sale, the shares of Common Stock subject to this Option (the "Subject Shares") will be increased by multiplying such number by a fraction, (A) the numerator of which is the Fair Market Value per share at the time of such issue or sale and (B) the denominator of which is the amount determined by dividing (a) the sum of (1) the product derived by multiplying the Fair Market Value per share at the time of such issue or sale times the number of shares of Common Stock outstanding on a Fully-Diluted Basis immediately prior to such issue or sale, plus (2) the aggregate consideration, if any, received by the Company upon such issue or sale, by (b) the number of shares of Common Stock outstanding on a Fully-Diluted Basis immediately after such issue or sale.

         (b) EFFECT ON SUBJECT SHARES OF CERTAIN EVENTS. For purposes of determining the adjusted Subject Shares under paragraph (a) above, the following will be applicable:

                  (i) ISSUANCE OF COMMON STOCK EQUIVALENTS. If the Company in any manner grants any Common Stock Equivalent (as defined below) (other than Permitted Stock) and the lowest price per share for which any one share of Common Stock of the Company is issuable upon the exercise of any such Common Stock Equivalent is less than the Fair Market Value of the Common Stock at the time of the granting of such Common Stock Equivalent, then all of such shares of Common Stock will be deemed to have been issued and sold by the Company for such price per share (other than pursuant to antidilutive adjustments to the Options). For purposes of this paragraph, the "lowest price per share for which any one share is issuable" will be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share upon the exercise of the Common Stock Equivalent (whether by conversion, exchange or otherwise) or other similar indication of the price per share as of the time of granting (such as the floor value for stock appreciation rights). No further adjustment of the Subject Shares will be made upon the actual issue of such shares of Common Stock or upon the exercise of any right under the Common Stock Equivalents.

                  (ii) CHANGE IN OPTION PRICE OR CONVERSION RATE. If the purchase price provided for in any Common Stock Equivalent (other than Permitted Stock), the additional consideration, if any, payable upon the issue, conversion or exchange of any Common Stock Equivalent, or the rate at which any Common Stock Equivalent is convertible into or exchangeable for shares of Common Stock changes at any time, the Subject Shares in effect at the time of such change will be readjusted to the Subject Shares which would have been in effect at such time had such Common Stock Equivalent still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                  (iii) TREATMENT OF EXPIRED AND UNEXERCISED COMMON STOCK EQUIVALENTS. Upon the expiration of any Common Stock Equivalent or the termination of any right to convert or exchange any Common Stock Equivalent without the exercise of such Common Stock Equivalent, the Subject Shares then in effect will be adjusted to the Subject Shares which would have been in effect at the time of such expiration or termination had such Common Stock Equivalent, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  (iv) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock or Common Stock Equivalents (other than Permitted Stock) are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company. In case any Common Stock or Common Stock Equivalents (other than Permitted Stock) are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration. In case any Common Stock or Common Stock Equivalents (other than Permitted Stock) are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the nonsurviving entity as is attributable to such Common Stock or Common Stock Equivalents, as the case may be.

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


                  (v) INTEGRATED TRANSACTIONS. In case any Common Stock Equivalent (other than Permitted Stock) is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Common Stock Equivalent by the parties thereto, the Common Stock Equivalent will be deemed to have been issued without consideration.

                  (vi) RECORD DATE. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or Common Stock Equivalents or (B) to subscribe for or purchase Common Stock or Common Stock Equivalents, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         (c) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Common Stock into a greater number of shares of Common Stock, the Subject Shares in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock, the Subject Shares in effect immediately prior to such combination will be proportionately decreased.

         (d) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another person or entity or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Optionees holding Options representing a majority of the Subject Shares issuable under all Options then outstanding) to insure that each of the Optionees will thereafter have the right to acquire in lieu of the Subject Shares immediately theretofore acquirable and receivable upon the exercise of such Optionee's Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the Subject Shares immediately theretofore acquirable and receivable upon exercise of such Optionee's Option had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the Optionees holding Options representing a majority of the Subject Shares issuable under all Options then outstanding) with respect to such Optionees' rights and interests to insure that the provisions of this Section 4 will thereafter be applicable to the Options (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the option price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the Subject Shares, if the value so reflected is less than the option price in effect immediately prior to such consolidation, merger or sale). The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form and substance satisfactory to the Optionees), the obligation to deliver to each such Optionee such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Optionee may be entitled to acquire.

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


         (e)      NOTICES.

                  (i) Immediately upon any adjustment of the Subject Shares, the Company will give written notice thereof to the Optionee, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Company will give written notice to the Optionee at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                  (iii) The Company will also give written notice to the Optionees at least twenty (20) days prior to the date on which any Organic Change, dissolution or liquidation will take place.

         (f) LIQUIDATING DIVIDENDS. If the Company declares or pays a dividend or makes a distribution upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a dividend payable in Common Stock (a "Liquidating Dividend"), then the Company will pay to each Optionee at the time of payment thereof the Liquidating Dividend which would have been paid to such Optionee on the Common Stock had the Options been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

         (g) CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the option price for the number of shares of Common Stock or other securities issuable upon exercise of the Options, if the Option is then exercisable pursuant to this Section 4, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered Optionee at the Optionee's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the option price at the time in effect, (iii) the number of additional shares of Common Stock, and (iv) the type and amount, if any, of other property which at the time would be received upon exercise of Options.

         (h) CERTAIN DEFINITIONS. As used in this Section 4, the following terms shall have the meanings ascribed to them:

                  (i) "Common Stock Equivalent" means any option, warrant, right or similar security exercisable into, exchangeable for, or convertible to Common Stock or the economic equivalent value of Common Stock, other than any Permitted Stock.

         (ii) "Control Basis" means the valuation of securities by determining on an aggregate basis the fair market value of all securities of such type on the basis of the securities being sold in the aggregate to a third party buyer in an arm's length transaction with conveyance of control, without discount for minority interests, illiquidity or restrictions on transfer, and then dividing such amount by the number of all securities of such type on a Fully-Diluted Basis.

                  (v) "fair market value" means (a) as to securities regularly traded in the organized securities markets, the average of the Closing Price for the security in question for the thirty (30) trading days immediately preceding the date of determination; and (b) as to all securities not regularly traded in the securities markets and other property, the fair market value of such securities, on a Control Basis, or property as of the date of the delivery of a notice from a Optionee necessitating the determination of fair market value (unless some other date of valuation is provided herein) as determined in good faith by the Board (provided that any such determination by the Board shall be subject to the same rights of dispute and resolution on the part of the Optionee as set forth in Section 1(b) hereof). Notwithstanding the foregoing, the Fair Market Value of any shares of Common Stock shall be as determined in accordance with Section 1(b).

                  (vi) "Fully-Diluted Basis" when used means including as outstanding all Common Stock and Common Stock Equivalents including, without limitation, the Common Stock issuable upon exercise of Options.

                  (vii) "Permitted Stock" shall include all shares of Common Stock or Common Stock Equivalents issued or issuable on or prior to the date of this Option.

         5. NOTICES. Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal office, attention of the Secretary. Each Optionee or other person or persons then entitled to exercise the Option shall be addressed to the Optionee at the Optionee's address set forth below the Optionee's signature. Anyone to whom a notice may be given under this Option may designate a new address by notice to that effect.

         6. BENEFITS OF OPTION. All obligations imposed upon the Company and all rights granted to the Optionee under this Option shall be binding upon the Company's successors. All obligations imposed upon the Optionee and all rights granted to the Company under this Option shall be binding upon the Optionee's successors or assignees. This Option shall be the sole and exclusive source of any and all rights which the Optionee, and successors or assignees of Optionee, may have in respect to any options for purchase of shares of Common Stock granted hereunder.

7.       TRANSFER OF OPTION.

         (a) OPTION REGISTER. The Company will maintain a register (the "Option Register") containing the names and addresses of the Optionee or Optionees. Any Optionee of this Option or any portion thereof may change his or her address as shown on the Option Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Optionee may be delivered or given by mail to such Optionee as shown on the Option Register and at the address shown on the Option Register. Until this Option is transferred on the Option Register of the Company, the Company may treat the holder as shown on the Option Register as the absolute owner of this Option for all purposes, notwithstanding any notice to the contrary.

         (b) OPTION AGENT. The Company may, by written notice to the Optionee, appoint an agent for the purpose of maintaining the Option Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Option, exchanging this Option, replacing this Option, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

         (c) TRANSFERABILITY AND NON-NEGOTIABILITY OF OPTION. This Option may not be transferred or ASSIGNED, in whole or in part, without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company's outside counsel, if such are requested by the Company) and without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed) except that the Optionee may assign its rights hereunder in whole or in part, to (i) any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Optionee (an "Affiliate") or (ii) any director, officer, employee, representative or agent of Optionee or any of its Affiliates. Subject to the provisions of this Option, title to this Option may be transferred by endorsement and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

         (d) EXCHANGE OF OPTION UPON A TRANSFER. On surrender of this Option for exchange, properly endorsed and subject to the provisions of this Option with respect to compliance with the Securities Act of 1933, as amended (the "Act"), and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Optionee a new Option or Options of like tenor, in the name of the Optionee or as the Optionee (on payment by the Optionee of any applicable transfer taxes) may direct, for the number of shares of Common Stock issuable upon exercise hereof.

         (e)      COMPLIANCE WITH SECURITIES LAWS.

                  (i) The Optionee of this Option, by acceptance hereof, acknowledges that this Option and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Optionee's own account and not as a nominee for any other party, and for investment, and that the Optionee will not offer, sell or otherwise dispose of this Option or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Option, the Optionee shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Optionee's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                  (ii) This Option and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
              REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE
              DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR
              EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE
              SECURITIES LAWS.

The Company may place an appropriate stop transfer order with the Company's transfer agent with respect to the shares of Common Stock represented by such certificates.

         8. REPLACEMENT OF OPTION. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense shall execute and deliver, in lieu of this Option, a new option of like tenor and amount.

         9.       AMENDMENTS.

         (a) Any term of this Option may be amended only with the written consent of the Board and the Optionee.

         (b) No waivers of, or exceptions to, any term, condition or provision of this Option, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         10. GOVERNING LAW. This Option shall be governed by and construed in accordance with the laws of the State of Colorado
(without giving effect to the choice of law principles thereof).

                       [SIGNATURE PAGE FOLLOWS]

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


         IN WITNESS WHEREOF, the Company and the Optionee have caused this Option to be executed as of March 18, 2000.

OPTIONEE:

ANSCHUTZ INVESTMENT COMPANY               RENTECH, INC.


By:  /s/ CLIFFORD HICKEY                  By:  /s/ DENNIS L. YAKOBSON
     --------------------------------          ---------------------------------
         Authorized Agent                          Dennis L. Yakobson, President


         ----------------------------

         ----------------------------

         ----------------------------
         (Address)

                             RENTECH, INC.

               NOTICE OF EXERCISE OF STOCK OPTION ISSUED


To:      Rentech, Inc.
         1331 17th Street, Suite 720
         Denver, CO 80202

         I hereby exercise my Option dated ______________________________ to purchase ____________________ shares of $.01 par value common stock of the Company at the option exercise price of $_______________ per share. Enclosed is a certified or cashier's check in the total amount of $_______________, or payment in such other form as the Company has specified and agreed to accept, which is described at the bottom of this notice.

         I represent to you that I am acquiring said shares for investment purposes and not with a view to any distribution thereof. I understand that my stock certificate may bear an appropriate legend restricting the transfer of my shares and that a stop transfer order may be placed with the Company's transfer agent with respect to such shares.

         I request that my shares be issued in the name of:

--------------------------------------------------------------------------------
                 (Print your name in the form in which you wish
                         to have the shares registered)


--------------------------------------------------------------------------------
                            (Social Security Number)


--------------------------------------------------------------------------------
                               (Street and Number)


--------------------------------------------------------------------------------
(City)                             (State)                            (Zip Code)


                                                  Optionee:

Dated: _______________________, 20____.           ______________________________




                                                  Authorized Agent